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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 4, 1998


                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            Canada                       1-2275                     None
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                  Registrant's telephone number, including area
                                     code:

                                 (514) 849-5271




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Item 5. Other Events.

On July 20, 1998, The Seagram Company Ltd. (the "Company") announced that it had agreed to sell Tropicana Products, Inc. and its global juice business ("Tropicana") to Pepsico, Inc. for a cash price of $3.3 billion. The transaction, which is subject to Hart-Scott-Rodino and other customary regulatory approvals, is expected to close by the end of August 1998. As a result of this proposed transaction, the Company has reclassified its financial statements to report Tropicana as discontinued operations. Accordingly, filed as part of this Current Report on Form 8-K and incorporated by reference herein are
(i) the consolidated balance sheet of the Company as at June 30, 1997, June 30, 1996 and January 31, 1996 and the consolidated statements of income, shareholders' equity and cash flows for the fiscal year ended June 30, 1997, the five-month transition period ended June 30, 1996 and the fiscal years ended January 31, 1996 and 1995 and the notes thereto (collectively, "1997 Financial Statements"), together with the report of PricewaterhouseCoopers LLP dated August 13, 1997 except as to Note 17, which is as of July 20, 1998 (the "Report"), (ii) the unaudited consolidated balance sheet of the Company at March 31, 1998 and June 30, 1997 and the consolidated statements of income, shareholders' equity and cash flows for the fiscal quarters ended March 31, 1998 and March 31, 1997 and the nine months ended March 31, 1998 and March 31, 1997 (collectively, "March 31, 1998 Financial Statements"), (iii) the management's discussion and analysis relating to the 1997 Financial Statements, and (iv) the management's discussion and analysis relating to the March 31, 1998 Financial Statements.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

                  (23) Consent of PricewaterhouseCoopers LLP, independent accountants.

                  (99.1) Management's Discussion and Analysis relating to the 1997 Financial Statements.

                  (99.2) Management's Discussion and Analysis relating to the March 31, 1998 Financial Statements.

                  (99.3) 1997 Financial Statements and Report.

                  (99.4) March 31, 1998 Financial Statements.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         THE SEAGRAM COMPANY LTD.
                                               (Registrant)



Date: August 4, 1998
                                         By:   /s/ Neal B. Cravens
                                            ------------------------------------
                                            Neal B. Cravens
                                            Senior Vice President -- Finance


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                                  EXHIBIT INDEX


Exhibit
Number                             Description of Exhibit
------                             ----------------------

(23) Consent of PricewaterhouseCoopers LLP, independent accountants.

(99.1) Management's Discussion and Analysis relating to the 1997 Financial Statements.

(99.2) Management's Discussion and Analysis relating to the March 31, 1998 Financial Statements.

(99.3)                     1997 Financial Statements and Report.

(99.4)                     March 31, 1998 Financial Statements.


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